                                                                    EXHIBIT 10.2


                           RESTRICTED STOCK AGREEMENT


        THIS RESTRICTED STOCK AGREEMENT, dated as of _____________, 20__ (the "Effective Date"), is made by and among Arden Realty, Inc., a Maryland corporation (the "Company"), Arden Realty Limited Partnership, a Maryland limited partnership (the "Partnership"), and _____________, an Employee (the "Holder"):

        WHEREAS, the Company and the Partnership have established the Third Amended and Restated 1996 Stock Option and Incentive Plan of Arden Realty, Inc. and Arden Realty Limited Partnership (the "Plan");

        WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement);

        WHEREAS, the Plan provides for the issuance of shares of the Company's Common Stock (as defined herein) subject to certain restrictions thereon; and

        WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Committee"), has determined that it would be to the advantage and in the best interest of the Company and its stockholders to obtain and retain the services of key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

        1.1 General. Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Plan. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

        1.2 Change in Control. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any of the following events:

                (a) the individuals constituting the Board as of the Effective Date (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3rds) of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds (2/3rds) of the Incumbent Board, such new director shall be considered a member of the Incumbent Board;

                (b) an acquisition of any voting securities of the Company (the "Voting Securities") by any "person" (as the term "person" is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such person has "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) ("Beneficial Ownership") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; or

                (c) approval by the stockholders of the Company of:

                        (i) a merger, consolidation, share exchange or reorganization involving the Company, unless

                                (A) the stockholders of the Company, immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 80% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the "Surviving Company") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization; and

                                (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3rds) of the members of the board of directors of the Surviving Company;

                        (ii) a complete liquidation or dissolution of the Company; or

                        (iii) an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

                (d) any Person is or becomes the Beneficial Owner of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding securities and (A) the identity of the Chief Executive Officer of the Company is changed during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial ownership and ending two (2) years thereafter, or (B) individuals constituting at least one-third (1/3) of the members of the Board at the beginning of such period shall leave the Board during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial ownership and ending two (2) years thereafter.

        1.3 Consultant. "Consultant" shall mean any consultant or adviser if:

                (a) the consultant or adviser renders bona fide services to the Company, the Partnership or a Subsidiary;

                (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                (c) the consultant or adviser is a natural person who has contracted directly with the Company, the Partnership or a Subsidiary to render such services.

        1.4 Disability. "Disability" shall mean permanent and total disability (within the meaning of Section 22(e)(3) of the Code).

                                  ARTICLE II.
                            AWARD OF RESTRICTED STOCK

        2.1 Award of Shares. For good and valuable consideration which the Committee has determined to exceed the par value of its Common Stock, on the date hereof the Company issues to the Holder _________ shares of its Common Stock (the "Shares") upon the terms and conditions set forth in this Agreement.

        2.2 Consideration to the Company. As partial consideration for the issuance of the Shares by the Company, the Holder agrees to remain in the employ of or as a Consultant to the Company, the Partnership, or any Subsidiary (whichever is applicable), as applicable, with such duties and responsibilities as the Company, the Partnership or any Subsidiary (as applicable) shall from time to time prescribe, for a period of at least one year after the Shares are issued. Nothing in this Agreement or in the Plan shall confer upon the Holder any right to continue in the employ of or in the service of the Company, the Partnership or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, the Partnership or any Subsidiary which are hereby expressly reserved, to discharge a Holder who is an Employee or Consultant at any time for any reason whatsoever, with or without cause.

                                  ARTICLE III.
                                  RESTRICTIONS

        3.1 Forfeiture. Upon the Holder's Termination of Employment or Termination of Consultancy (each as defined in the Plan), all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the "Forfeiture Restriction").

        3.2 Release of Shares from Restrictions.

                (a) Subject to Sections 3.1, 3.5, 3.6 and 4.4, each Share shall be released from the Forfeiture Restriction and the Transfer Restriction as indicated in Exhibit A to this Agreement.

                (b) Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction and the Transfer Restriction are referred to herein as "Unreleased Shares."

                (c) Notwithstanding anything in this Agreement to the contrary, in the event of a Change of Control, or the death or Disability of the Holder, all of the Unreleased Shares shall cease to be subject to the Forfeiture Restriction or the Transfer Restriction.

        3.3 Legend. Certificates representing Shares issued pursuant to this Agreement shall, until such Shares are released from the Forfeiture Restriction and the Transfer Restriction and new certificates are issued therefor, bear the following legend:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE AND CERTAIN RESTRICTIONS ON TRANSFERABILITY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN ARDEN REALTY, INC. (THE "COMPANY"), ARDEN REALTY LIMITED PARTNERSHIP AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT."

        3.4 Issuance of Certificates for Vested Shares. Subject to Section 3.7, upon the release of Shares from the Forfeiture Restriction and the Transfer Restriction, the Company shall cause new certificates to be issued with respect to such vested Shares and delivered to the Holder or his legal representative, free from the legend provided for in Section 3.3. Such vested Shares shall cease to be subject to the terms and conditions of this Agreement.

        3.5 Restrictions On New Shares. In the event that the Holder receives any new or additional or different shares or securities which are attributable to the Holder in his capacity as the registered owner of Shares then subject to Forfeiture Restriction and the Transfer Restriction, such new or additional or different shares or securities shall be considered to be Shares under this Agreement and shall be subject to the Forfeiture Restriction and the Transfer Restriction, unless the Board or the Committee provides otherwise.

        3.6 Section 83(b). The Holder covenants that he will not make an election under Section 83(b) of the Code with respect to the receipt of any of the Shares.

        3.7 Tax Withholding. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment in cash or deduction from other compensation payable to the Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, lapsing of restrictions on or exercise of the Shares. The Board or the Committee may, in their discretion, allow the Holder to deliver shares of Common Stock owned by the Holder duly endorsed for transfer to the Company with an aggregate Fair Market Value on the date of delivery equal to the statutory minimum sums to be withheld. The Company shall not be obligated to deliver any new certificate representing vested Shares to the Holder or his legal representative unless and until the Holder or his legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Holder resulting from the grant of the Shares or the lapse or removal of the Forfeiture Restriction and the Transfer Restriction.

                                  ARTICLE IV.
                                  MISCELLANEOUS

        4.1 Unreleased Shares Not Transferable. Unless otherwise permitted by the Committee pursuant to the Plan, no Unreleased Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect (the "Transfer Restriction"); provided, however, that this Section 4.1 shall not prevent transfers by will or by applicable laws of descent and distribution. In case of a permitted transfer, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Section. Any transferee shall acknowledge the same by signing a copy of this Agreement. Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.

        4.2 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

                (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                (b) The payment by the Holder of all amounts required to be withheld, under federal, state and local tax laws, with respect to the issuance of Shares and/or the lapse or removal of the Forfeiture Restriction and/or the Transfer Restriction; and

                (c) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

                (d) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                (e) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable.

        4.3 Escrow.

                (a) Holder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unreleased Shares as to which the Forfeiture Option is effective from Holder to the Company.

                (b) To insure the availability for delivery of Holder's Unreleased Shares upon forfeiture pursuant to Section 3.1, Holder hereby appoints the Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unreleased Shares, if any, forfeited pursuant to the Forfeiture Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit B. The Unreleased Shares and stock assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Holder attached as Exhibit C hereto, until the Forfeiture Restriction becomes effective as provided in Section 3.1, until such Unreleased Shares are vested, or until such time as this Agreement no longer is in effect. Upon vesting of the Unreleased Shares, the escrow agent shall promptly deliver to the Holder the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Holder, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

                (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

        4.4 Ownership Limit and REIT Status. The Forfeiture Restriction and/or the Transfer Restriction on the Shares shall not lapse if the lapsing of such restrictions would likely result in any of the following:

                (a) a violation of the restrictions or limitations on ownership provided for from time to time under the terms of the organizational documents of the Company; or

                (b) income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Section 856 through 860 of the Code.

        4.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Holder shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 4.5, either party may hereafter designate a different address for notices to be given to it or him. Any notice which is required to be given to the Holder shall, if the Holder is then deceased, be given to the Holder's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.5. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

        4.6 Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Section 4.3, the Holder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions herein, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that any and all shares of Common Stock received by the Holder with respect to such Shares as a result of stock dividends, stock splits or any other form of recapitalization shall also be subject to the Forfeiture Restriction and the Transfer Restriction until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement.

        4.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

        4.8 Conformity to Securities Laws. The Holder acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including but not limited to, the Securities Act and the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Shares shall be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the Shares issued hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        4.9 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Agreement, the Plan, the Shares and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, this Agreement and the Shares issued hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of the Plan or this Agreement, the Shares shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Agreement shall be deemed amended to the extent necessary to conform to such requirements unless the Committee shall have determined that the Shares are not intended to so qualify.

        4.10 Governing Law. The laws of the State of Maryland shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

        4.11 Survival of Terms. This Agreement shall apply to and bind Holder and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

        4.12 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        4.13 Assignment. Except as otherwise provided herein, the Company's rights and obligations hereunder may be assigned to any Company Subsidiary or to any successor pursuant to a merger, consolidation or similar event. Subject to the foregoing, this Agreement and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon, the successors and assigns of the parties.

        4.14 Invalid Provision. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.




                            [Signature Page Follows]

        IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.



Holder:                                     ARDEN REALTY, INC., a Maryland
                                            corporation


---------------------------------------


---------------------------------------
Address

---------------------------------------
City, State, Zip Code

                                            By:
---------------------------------------        ---------------------------------
Holder's Taxpayer Identification Number        VICTOR J. COLEMAN
                                            Its: President and COO



                                            ARDEN REALTY LIMITED PARTNERSHIP,
                                            a Maryland Limited Partnership


                                            By:  ARDEN REALTY, INC.,

                                                 a Maryland corporation

                                                 Its: Sole General Partner


                                            By:
                                               ---------------------------------
                                               VICTOR J. COLEMAN
                                               Its:  President and COO

                                    EXHIBIT A

                               VESTING PROVISIONS

        1. Capitalized terms used in this Exhibit A and not defined below shall have the meanings given them in the Agreement to which this Exhibit A is attached.

        2. Performance-Based Vesting.

               (a) Performance-Based Vesting. If the Company's Total Return to Shareholders (as defined below) for a Measurement Period (as defined below) is greater than either (i) ___% of the Morgan Stanley REIT Index (the "Morgan Stanley Target") for such Measurement Period or (ii) ___% (together with the Morgan Stanley Target for the applicable Measurement Period, the "Performance Targets"), then ___% of the Unreleased Shares shall be released from the Company's Repurchase Option on the applicable Performance Vesting Effective Date. The Company's Total Return to Shareholders shall be calculated as soon as practicable following the last day of each Measurement Period (each, a "Calculation Date"). In the event the Company's Total Return to Shareholders for a Measurement Period is not greater than either of the Performance Targets for such Measurement Period, the Company's Total Return to Shareholders for such Measurement Period shall be recalculated on each Calculation Date thereafter after applying available Carryover Credits as described in paragraph (b) below. Carryover Credits shall be applied to the Measurement Periods for which recalculations are to be performed in the order such Measurement Periods occurred. To the extent the Performance Targets have not been satisfied for one or more Measurement Periods as of the final Calculation Date, all of the Unreleased Shares shall be forfeited immediately following the final Calculation Date and without any further action by the Company.

               (b) Total Return to Shareholders. For purposes of this Exhibit A, the term "Total Return to Shareholders" for a Measurement Period means the sum of (i) the total return on a share of the Company's Common Stock for the period commencing on the first day of the Measurement Period and ending on the last day of the Measurement Period, calculated as the quotient obtained by dividing (A) the sum of (1) dividends per share plus (2) the difference between the Fair Market Value of such share on the last day of the Measurement Period less the Fair Market Value of such share on the first day of the Measurement Period, divided by (B) the Fair Market Value of such share on the first day of the Measurement Period, plus (ii) all available Carryover Credits; provided, however, that a Carryover Credit may only be applied once in the calculation of Total Return to Shareholders for all Measurement Periods.

               (c) Definition of Carryover Credit. For purposes of this Exhibit A, the term "Carryover Credit" means, with respect with each Measurement Period, the amount, if any, by which the Company's Total Return to Shareholders for such Measurement Period is greater than the lower of the two Performance Targets for such Measurement Period.

               (d) Definition of Measurement Period. For purposes of this Exhibit A, the term "Measurement Period" means each of the twelve month periods ending __________, 20__, 20__, 20__, 20__ and 20__.

               (e) Definition of Performance Vesting Effective Date. For purposes of this Exhibit A, the term "Performance Vesting Effective Date" means, with respect to each Measurement Period, the Calculation Date, if any, upon which the Company's Total Return to Shareholders (as calculated pursuant to paragraph (b) above) is determined by the Committee to be greater than either of the Performance Targets for such Measurement Period. The Performance Vesting Effective Date may be the same for one or more Measurement Periods.

               (f) Continued Service Condition. Unreleased Shares shall only be released from the Company's Repurchase Option pursuant to this paragraph 2 if Holder is an Employee, Director or Consultant of the Company or any of its Subsidiaries on the applicable Performance Vesting Effective Date.

        3. Limit on Release of Shares. In no event will more than 100% of the Unreleased Shares be released from the Company's Repurchase Option pursuant to the provisions of this Exhibit A.

                                   EXHIBIT B

                    ASSIGNMENT SEPARATE FROM CERTIFICATE(S)

        FOR VALUE RECEIVED I, ________________, hereby sell, assign and transfer unto __________________________________________ (__________) shares of the
Common Stock of Arden Realty, Inc. registered in my name on the books of said corporation represented by Certificate No(s). ________________________ herewith and do hereby irrevocably constitute and appoint ______________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Assignment Separate from Certificate(s) may be used only in accordance with the Restricted Stock Agreement between Arden Realty, Inc., Arden Realty Limited Partnership and the undersigned dated________________,_______.



Dated:                                Signature:
       ---------------,-----                    --------------------------------




INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Agreement, without requiring additional signatures on the part of Purchaser.

                                    EXHIBIT C

                            JOINT ESCROW INSTRUCTIONS



                                                         ---------------,-------

Arden Realty, Inc.
Attn: Secretary

        As Escrow Agent for Arden Realty, Inc. and Arden Realty Limited Partnership (together the "Company") and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event of forfeiture of any of the shares owned by Purchaser pursuant to the Forfeiture Restriction set forth in the Agreement, the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") shall give to Purchaser and you a written notice specifying the number of shares of stock forfeited and the date of forfeiture. Purchaser and the Company hereby irrevocably authorize and direct you to effect the forfeiture contemplated by such notice in accordance with the terms of said notice.

        2. As of the date of forfeiture indicated in such notice, you are directed (a) to date the stock assignments necessary for the forfeiture and transfer in question, (b) to fill in the number of shares being forfeited and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be forfeited and transferred, to the Company or its assignee.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of Purchaser, but no more than once per calendar year, unless the Forfeiture Restriction has been triggered, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Forfeiture Restriction. Within one hundred twenty (120) days after any voluntary or involuntary termination of Purchaser's services to the Company for any or no reason, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited pursuant to the Forfeiture Restriction set forth in Section 3 of the Agreement.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and the Company shall reimburse you for any reasonable attorneys' fees incurred in connection therewith.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses set forth on the signature pages hereto or at such other addresses as a party may designate by ten (10) days' advance written notice to each of the other parties hereto.

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

                                            ARDEN REALTY, INC.



                                            By:
                                               ---------------------------------
                                               VICTOR J. COLEMAN
                                            Its: President and COO

                                            Address:

                                            11601 Wilshire Boulevard, Suite 400
                                            Los Angeles, CA 90025


                                            ARDEN REALTY LIMITED PARTNERSHIP

                                            By:  ARDEN REALTY, INC.
                                            Its: Sole General Partner


                                            By:
                                               ---------------------------------
                                               VICTOR J. COLEMAN
                                            Its:  President and COO

                                            Address:

                                            11601 Wilshire Boulevard, Suite 400
                                            Los Angeles, CA 90025


                                            PURCHASER:



                                            ------------------------------------

                                            Address:

                                            ------------------------------------


                                            ------------------------------------

                                            ESCROW AGENT:



                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  -----------------------------

                                            Address:

                                            11601 Wilshire Boulevard, Suite 400
                                            Los Angeles, CA 90025